UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                               Amendment No. 1 to

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 7, 2005

                        AMERICAN CAMPUS COMMUNITIES, INC.


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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Maryland                    001-32265              76-0753089
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 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                Identification Number)

               805 Las Cimas Parkway, Suite 400, Austin, TX 78746
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               (Address of principal executive offices) (Zip Code)


                                  512-732-1000
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              (Registrants' telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


                                       N/A
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


We hereby amend Item 2 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2005 to file audited financial statements related to certain real estate acquisitions (the Proctor Portfolio of Properties) we made through our Operating Partnership in February 2005 and certain other unaudited pro forma financial information.

Filing of amended information under Item 7 (a) and (b):

         Item 7 (a):       Combined Statement of Revenues and Certain Expenses
                           of the Proctor Portfolio of Properties

         Item 7 (b):       Unaudited Pro Forma Condensed Combined Statements of
                           Operations of American Campus Communities, Inc. for the year ended December 31, 2004


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           American Campus Communities, Inc.
                                      (Registrant)

Date: April 19, 2005      By: /s/ Mark J. Hager
                              ---------------------------------------------
                              Executive Vice President, Chief Financial and Accounting Officer and Treasurer

             Report of Independent Registered Public Accounting Firm


Board of Directors and Shareholders
American Campus Communities, Inc.

We have audited the combined statement of revenues and certain expenses of Proctor Portfolio of Properties, located in Tallahassee, Florida and Gainesville, Florida, for the year ended December 31, 2004. The financial statement is the responsibility of the management of the Proctor Portfolio of Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of American Campus Communities, Inc. and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Proctor Portfolio of Properties as described in Note 1 for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.



Ernst & Young, LLP
Austin, TX
March 15, 2005

                         Proctor Portfolio of Properties
               Combined Statement of Revenues and Certain Expenses
                      For the year ended December 31, 2004



Revenues:
Rents                                                   $     6,725,502
Other income                                                  1,768,308
                                                      -------------------
Total revenues                                                8,493,810

Certain expenses:
Real estate taxes                                               586,472
Property operating expenses                                  2,991,602
Management fees                                                281,227
                                                      -------------------

Total certain expenses                                        3,859,301
                                                      -------------------
Revenues in excess of certain expenses                  $     4,634,509
                                                      ===================

See accompanying notes to financial statement

                         Proctor Portfolio of Properties
          Notes to Combined Statement of Revenues and Certain Expenses
                      For the Year Ended December 31, 2004



1. Basis of Presentation

Presented herein is the combined statement of revenues and certain expenses related to the operations of five student housing properties owned during 2004 by certain limited liability companies managed by Thomas C. Proctor Sr. The Properties consist of four student housing properties located in Tallahassee, Florida and one property located in Gainesville, Florida (collectively, the "Proctor Portfolio of Properties" or the "Properties"). The Properties total 53 buildings, 446 units and 1,656 beds. In February 2005, American Campus Communities, Inc., through subsidiaries of its operating partnership, American Campus Communities Operating Partnership LP, acquired the Properties.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Properties. Items excluded consist of interest and depreciation and amortization not applicable to future operations.

2. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Rental Revenue Recognition

Students are required to execute lease contracts with payment schedules that vary from single to monthly payments. Rental income is generally recognized on a straight-line basis over the terms of the leases.

4. Management Fees

The Properties were managed by a third-party management company, pursuant to an agreement which provided for management fees of 4.0% of monthly revenues earned, as defined. Management fees of approximately $281,000 for the year ended December 31, 2004 were incurred.

                        American Campus Communities, Inc.
       Unaudited Pro Forma Condensed and Combined Statements of Operations
                      For the Year Ended December 31, 2004
           (unaudited, dollars in thousands, except per share amounts)


The following unadudited pro forma condensed combined statements of operations are presented as if American Campus Communities, Inc. (the "Company") had acquired the real estate assets, subject to certain liabilities, of Proctor Portfolio of Properties and its initial public offering ("IPO") had occurred as of January 1, 2004. These financial statements should be read in conjunction with the Company's historical financial statements and notes thereto as filed on Form 10-K for the period from January 1, 2004 to August 16, 2004, representing the predecessor, and the period from August 17, 2004 to December 31, 2004 (representing the "Company"). The pro forma condensed combined statements of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired the properties as of January 1, 2004, nor do they purport to represent the results of operations of the Company for future periods.


                                          Company          Predecessor
                                        Period from        Period from
                                      August 17, 2004    January 1, 2004     Acquired
                                      to December 31,          to           Properties     Pro Forma             Pro Forma
                                            2004         August 16, 2004       (a)        Adjustments             Combined
                                      ----------------- ------------------ -------------  -------------         -------------
Revenues                                 $    26,262        $    34,561      $  8,494        $     -              $ 69,317

Operating expenses:
  Facility operating expenses                  9,345             15,416         3,859              -                28,620
  Third party development and
     management services                       2,140              3,403             -              -                 5,543
  General and administrative                   4,202              1,032             -            938     (b)         6,172
  Depreciation and amortization                4,158              5,815             -          2,385     (c)        12,358
  Ground/facility lease                          214                598             -              -                   812
                                      ----------------- ------------------ -------------  -------------         -------------
Total operating expenses                      20,059             26,264         3,859          3,323                53,505
                                      ----------------- ------------------ -------------  -------------         -------------

Operating income (loss)                        6,203              8,297         4,635         (3,323)               15,812

Nonoperating income and (expenses):
  Interest income                                 39                 43             -              -                    82
  Interest expense                           (5,556)            (11,142)            -           (202)    (d)       (16,900)
  Amortization of deferred financing
    costs                                      (842)               (369)            -            155     (e)        (1,056)
  Other nonoperating income                      653                274             -              -                   927
                                      ----------------- ------------------ -------------  -------------         -------------
Total nonoperating expenses                  (5,706)            (11,194)            -            (47)              (16,947)
                                      ----------------- ------------------ -------------  -------------         -------------

Income (loss) before income tax
  benefit and minority interests                 497             (2,897)        4,635         (3,370)               (1,135)
Income tax benefit                               728                  -             -              -                   728
Minority interests                              (29)                129             -           (113)    (f)           (13)
                                      ----------------- ------------------ -------------  -------------         -------------
Income (loss) from continuing
  operations                              $    1,196        $    (2,768)     $  4,635      $  (3,483)              $  (420)
                                      ================= ================== =============  =============         =============

Income (loss) per share from
continuing operations:
  Basic                                   $     0.10                                                              $  (0.03)
                                      =================                                                         =============
  Diluted                                 $     0.10                                                              $  (0.03)
                                      =================                                                         =============

Weighted average common
shares outstanding:
  Basic                                   12,513,130                                         109,015     (g)    12,622,145
                                      =================                                   =============         =============
  Diluted                                 12,634,130                                        (11,985)     (g)    12,622,145
                                      =================                                   =============         =============

                        American Campus Communities, Inc.
  Notes to Unaudited Pro Forma Condensed and Combined Statements of Operations
                      For the Year Ended December 31, 2004


(a) Reflects the operations of the acquired Proctor Portfolio of Properties for the year ended December 31, 2004.

(b) Reflects the pro forma increased costs associated with operating as a public company for the period from January 1, 2004 through the consummation of the Company's IPO on August 17, 2004. Such costs include compensation and staffing, directors and officers liability insurance premiums, Board of Directors costs and increased legal expenses.

(c) Reflects depreciation expense on the Proctor Portfolio of Properties fixed assets purchased and recorded at fair value and amortization of intangible lease assets recognized upon acquisition of the Proctor Portfolio of Properties.

(d) Represents an increase in interest expense (approximately $2.0 million) from the Proctor Portfolio of Properties debt assumed by the Company and valued at fair market value, and an increase in interest expense incurred under the Company's revolver for borrowings made to complete the Proctor Portfolio acquisition. This was offset by the repayment of certain debt with proceeds from the IPO. For the purpose of the unaudited pro forma condensed statement of operations for the year ending December 31, 2004, these loans are reflected as repaid on January 1, 2004.

(e) Represents a decrease in amortization of deferred financing costs as a result of the repayment of debt in connection with the IPO mentioned in Note (d). This was offset by the amortization of financing costs incurred and deferred in connection with the Proctor Portfolio of Properties debt assumed by the Company.

(f) Represents the elimination of a minority interest in earnings resulting from the acquisition with proceeds from the IPO of a minority ownership interest in a joint venture partnership, which was offset by the recognition of a 1% special class of partnership interests in the Operating Partnership granted to certain members of senior management in conjunction with the IPO. An adjustment has been made to reflect the 1.0% minority interest in earnings for the year ending December 31, 2004.

(g)      Assumes that the IPO occurred effective January 1, 2004.